Exhibit 99.2 USCB FINANCIAL HOLDINGS Fourth Quarter 2021 Earnings Presentation January 28, 2022

Forward-Looking Statements Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,” “continue,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include statements related to our projected growth, anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: • the strength of the United States economy in general and the strength of the local economies in which we conduct operations; • the COVID-19 pandemic and its impact on us, our employees, customers and third-party service providers, and the ultimate extent of the impacts of the pandemic and related government stimulus programs; • our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; • the accuracy of our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; • the efficiency and effectiveness of our internal control environment; • our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; • legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the effects of forthcoming CECL implementation; • the effects of our lack of a diversified loan portfolio and concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate; • the concentration of ownership of our Class A common stock; • our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; • inflation, interest rate, unemployment rate, market, and monetary fluctuations; • increased competition and its effect on pricing of our products and services as well as our margins; • the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or third-party fraud and security breaches; and • other risks described from time to time in the Bank or the Company’s filings with the FDIC or SEC. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports the Company filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization, the Bank filed with the FDIC. NON-GAAP FINANCIAL MEASURES This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating our underlying performance trends. Further, management uses these measures in managing and evaluating our business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation.  You should assume that all numbers are unaudited unless otherwise noted. 2

Q4 2021 Highlights Capital/ Credit Formed a Bank Holding Company on December 30, 2021. Exchanged all Common B shares for Common A shares completing the last step in a capital simplification project. USCB now has one capital instrument and a simplified capital structure. On January 24, 2022 the Board of Directors approved a share repurchase program for 750,000 of Common A shares. Credit metrics remain at historical low levels. Profitability Net income was $5.7 million an increase of $1.4 million or 33.3% compared to the fourth quarter 2020. ROAA was 1.23% compared to 1.11% in the fourth quarter 2020. ROAE was 11.08% compared to 9.96% in the fourth quarter 2020. Efficiency ratio was 55.74% compared to 63.81% in the fourth quarter 2020. Improvement of the efficiency ratio primarily driven by $983K one-time gain on sale of the East Hialeah Banking Center building, an impact of $0.04 EPS for Q4 2021. Growth Expanded presence in Broward/Palm Beach market. Loans $224 million; Deposits $156 million. Average deposits increased by $270.5 million or 20.9% compared to fourth quarter 2020. Average loans excluding PPP increased by $179.9 million or 19.4% compared to fourth quarter 2020. 3

Financial Results In thousands (except per share data) Q4 2021 Q3 2021 Q4 2020 Balance Sheet (EOP) Income Statement Investment Securities $526,301 $430,137 $337,033 Total Loans (1) $1,190,080 $1,176,412 $1,038,504 Total Assets $1,853,939 $1,755,011 $1,501,742 Total Deposits $1,590,379 $1,484,589 $1,273,402 Total Equity $203,897 $201,918 $171,001 Net Interest Income $14,076 $13,471 $11,499 Non-interest Income $2,644 $4,217 $1,454 Revenue $16,720 $17,688 $12,953 Provision for Credit Losses - - - Non-interest Expense $9,319 $9,007 $8,265 Net Income $5,650 $6,593 $4,239 Net Income (loss) available to common stockholders (2) $5,650 $(83,534) $3,457 Diluted Earning Per Share (EPS) Class A Common Stock $0.30 -$5.11 $0.67 Class B Common Stock - -$1.02 $0.14 Diluted Operating EPS (3) Class A Common Stock $0.30 $0.37 $0.67 Class B Common Stock - $0.07 $0.14 (1) Loan amounts includes deferred fees/costs. (2) Includes preferred dividend expense and a one-time accounting impact of $89.6 million for the exchange and redemption of preferred shares. (3) Non-GAAP Financial Measures. 4

Key Performance Indicators Q4 2021 Q3 2021 Q4 2020 Capital Credit Profitability Tangible Common Equity/Tangible Assets(1) 11.00% 11.51% 9.25% Total Risk Based Capital 14.93% 15.10% 14.24% NCO/Avg Loans (2) -0.05% -0.02% 0.05% NPA/Assets 0.06% 0.00% 0.11% Allowance Credit Losses/Loans 1.27% 1.27% 1.45% Return On Average Assets (ROAA) (2) 1.23% 1.50% 1.11% Return On Average Equity (ROAE) (2) 11.08% 13.41% 9.96% Net Interest Margin (2) 3.19% 3.19% 3.14% Efficiency Ratio 55.74% 50.92% 63.81% PTPP ROAA (1)(2) 1.61% 1.98% 1.22% In thousands (except for TBV/share) Growth Total Assets (EOP) $1,853,939 $1,755,011 $1,501,742 Total Loans (EOP) $1,190,081 $1,176,412 $1,038,504 Total Deposits (EOP) $1,590,379 $1,484,589 $1,273,402 Tangible Book Value/Share (1) $10.20 $10.10 $27.17 (1) Non-GAAP Financial Measures. (2) Annualized. 5

Loan Portfolio Total Loans (AVG) In millions $1,200 $1,036 $1,072 $1,088 $1,144 $1,159 $1,100 $108 $113 $99 $73 $51 $1,000 $928 $959 $989 $1,071 $1,108 $900 $800 $700 $600 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Loans (Excl PPP) PPP Loans Commentary Total average loans excluding PPP loans increased $36.6 million or 13.6% annualized compared to last quarter and $179.9 million or 19.4% compared to fourth quarter 2020. Loan coupon stable from prior quarter. PPP loans continue decreasing with forgiveness process. 5.00% 4.36% 4.43% 4.19% 4.29% 4.32% 4.50% 0.34% 0.48% 0.28% 0.32% 0.33% 4.00% 4.02% 3.95% 3.91% 3.97% 3.99% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Loan coupon Loans fees 6

Paycheck Protection Program (PPP) 3 successful rounds of PPP loans, originating $168.4 million. Forgiveness of the last round of PPP loans is in process. In thousands (except for ROAA) Q4 2021 Q3 2021 Q4 2020 Pre-Tax Income $7,401 $8,681 $4,688 Net Income $5,650 $6,593 $4,239 Average Assets $1,828,037 $1,741,423 $1,522,735 ROAA (1) 1.23% 1.50% 1.11% of which PPP Income $978 $1,071 $1,135 Unrealized PPP Fees EOP $1,506 $2,360 $1,772 PPP Balance EOP $42,424 $57,991 $104,832 PPP AVG. Balance $51,098 $73,215 $108,529 PPP Loans Annualized. 7

Deposit Portfolio Deposits (AVG) In millions $1,800 $1,291 $1,344 $1,432 $1,477 $1,562 $1,600 $264 $248 $236 $229 $228 $1,400 $954 $569 $608 $628 $674 $1,200 $48 $45 $52 $55 $56 $1,000 $437 $482 $536 $565 $604 $800 $600 $400 $200 - Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Noninterest-bearing deposits Interest-bearing demand deposits Money market and savings Time deposits Average deposits increased $84.7 million or 22.8% annualized compared to last quarter and $270.5 million or 20.9% compared to fourth quarter 2020. DDA average deposits grew $39.1 million or 27.4% annualized compared to last quarter and $166.8 million or 38.1% compared to fourth quarter 2020. DDA balances comprise 38.7% of total deposits. 23 bps decrease in deposit cost compared to fourth quarter 2020. Deposit Cost (1) 0.23% 0.50% 0.44% 0.34% 0.26% 0.22% 0.21% 0.45% 0.40% 0.35% 0.30% 0.25% 0.20% 0.15% 0.10% 0.05% 0.00% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (1) Annualized. 8

Net Interest Margin Net Interest Income/Margin (1) In thousands (except ratios) $16,000 3.14% 3.35% 3.14% 3.19% 3.19% $14,000 3.06% 3.19% 3.10% 3.08% 3.06% $12,000 $11,499 $12,475 $12,474 $13,471 $14,076 $10,000 $8,000 $6,000 $4,000 $2,000 $- Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Interest Income NIM NIM excluding PPP Loans Commentary Net interest income increased by $605K or 17.8% annualized compared to last quarter and $2.6 million or 22.4% compared to fourth quarter 2020. NII growth driven by lower deposit cost and interest income generated by a larger loan and investment portfolio. NIM impacted by shift in balance sheet mix. Cash balances and securities make up 33% of total interest earning assets in the fourth quarter 2021. Interest Earning Assets Mix (AVG) 100% 10% 5% 7% 6% 5% 90% 17% 23% 24% 24% 28% 80% 8% 8% 6% 5% 3% 70% 65% 64% 63% 65% 64% 60% 50% 40% 30% 20% 10% 0% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Total Loans (excluding PPP Loans) PPP Loans Investment Securities Cash Balances & Equivalents (1) NIM annualized. 9

Interest Rate Sensitivity Loan Portfolio Repricing Profile by Rate Type Hybrid ARM 7% Variable Rate 53% Fixed Rate 40% 27% 23% 50% Prime CTM LIBOR Loan Repricing Schedule 35.7% 48.9% 7.29% 8.2% 0-1 yrs 1-2 yrs 2-3 yrs >3 yrs Static NII Simulation Year 1 & 2 $3,500 0.0% 0.1% 0.2% 3.2% 6.5% $3,000 $38 $124 $1,298 $3,090 $2,500 $2,000 $1,500 $1,000 $500 $- Level +100 +200 +100 +200 Net Interest Income ($ in ‘000) Change from base (%) Year 1 Year 2 As of 12/31/21 10

Non-interest Income In thousands (except ratios) Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Service fees $961 $856 $903 $889 $1,030 Gain (loss) on sale of securities available for sale 35 (70) 187 62 11 Gain (loss) on sale of loans held for sale 107 532 23 964 (1) Gain on sale of other assets 983 - - - - Loan settlement h- 2,500 - - - Other income 558 399 403 406 414 Total non-interest income $2,644 $4,217 $1,516 $2,321 $1,454 Average total assets $1,828,037 $1,741,423 $1,660,060 $1,573,881 $1,522,735 Non-interest income / Average assets (1) 0.57% 0.96% 0.37% 0.60% 0.38% Revenue $16,720 $17,688 $13,990 $14,796 $12,953 Non-interest income as % of revenue 15.81% 23.85% 10.84% 15.69% 11.23% Commentary $983K gain on sale of the East Hialeah Banking Center building. Increase in other income due to the purchase of additional bank owned life insurance. (1) Annualized. 11

Non-interest Expense In thousands (except ratios and FTE) Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Salaries and employee benefits )$5,634 $5,313 $5,213 $5,278 $4,435 Occupancy )1,267 1,192 1,411 1,387 1,402 Regulatory assessment and fees ))93 317 195 178 171 Consulting and legal fees )539 357 373 185 274 Network and information technology services )268 358 332 508 380 Other operating )1,518 1,470 1,150 1,141 1,603 Total non-interest expenses $9,319 $9,007 $8,674 $8,677 $8,265 Efficiency ratio 55.74% 50.92% 62.00% 58.64% 63.81% Average total assets $1,828,037 $1,741,423 $1,660,060 $1,573,881 $1,522,735 Non-interest expense / Average assets (1) 2.02% 2.05% 2.10% 2.24% 2.16% Full-time equivalent employees 187 184 183 186 179 Commentary Salaries and employee benefits increased due to stock options expense, new hires, and higher bonus accrual based on company performance. Lower regulatory assessment and fees due to decrease in FDIC insurance expense. Consulting and legal fees contains $180K one-time fees associated with formation of the Bank Holding Company, legal fees, and employee placement fees. Network and information technology services decrease contains ~$200K in one-time credits. (1) Annualized. 12

Business Verticals JA/PCG(1) HOA(2) SBA(3) Global Yachts $130 Million $68 Million $39 Million $154 Million $80 Million in Deposits in Deposits In Loans in Deposits in Loans 34% Growth YoY (11%) Growth YoY 20% Growth YoY 12% Growht YoY Loan Purchases $46 Million $20 $59 Million (In millions) in Loans $4 Remain in Loans $44 109% Growth YoY $16 Sold 53% Growth YoY $48 2021 SBA &As Q2 2021 (In millions) Q3 2021 Balances as of 12/31/21 EOP (1) JA/PCG: Jurist Advantage/Private Client Group (2) HOA: Homeowners Association (3) Does not include PPP Loans. 13

Asset Quality Allowance for Credit Losses In thousands (except ratios) $15,150 1.61% 1.51% 1.40% 1.33% 1.31% $15,100 1.45% 1.36% 1.30% 1.27% 1.27% $15,050 $15,086 $15,009 $14,848 $14,900 $15,057 $15,000 $14,950 $14,900 $14,850 $14,800 $14,750 $14,700 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Allowance for credit losses ACL/Total Loans ACL/Total loans excluding PPP loans Commentary No loans are under deferment due to Covid-19 Non-performing loans is comprised of one loan No OREOs 0.10% non-performing loans to total loans ratio Non-performing Loans In thousands (except ratios) $1,800 0.15% 0.06% 0.00% 0.00% 0.10% $1,600 $1,578 $678 $20 $18 $1,190 $1,400 $303 $228 $1,190 $1,200 $1,275 $450 $1,000 $800 $600 $400 $200 $- Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Non-accrual TDRs Non-accrual loans less non-accrual TDRs Non-performing loans to total loans 14

Capital

Capital Ratios Q4 2021 Q3 2021 Q42020 Well-Capitalized

Leverage Ratio 9.55% 9.69% 8.61% 5.00%

TCE/TA(1) 11.00% 11.51% 9.25% NA

Tier 1 Risk Based Capital 13.70% 13.85% 12.99% 8.00%

Total Risk Based Capital 14.92% 15.10% 14.24% 10.00%

Commentary

Formed a Bank Holding Company on December 30, 2021

All capital ratios remain significantly above “well capitalized” guidelines

No remaining Common B shares at quarter-end

The Board of Directors approved a share repurchase program for 750,000 of Common A shares.

EOP Shares outstanding:

Class A Common Stock: 19,991,753

(1) Non-GAAP.

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Takeaways Leading Franchise Located in one of the Most Attractive Banking Markets in Florida and the U.S. Experienced and Tested Management Team Robust Organic Growth Low Risk, Commercially Oriented Loan Portfolio Strong Asset Quality, with Minimal Charge-offs Experienced Since Recapitalization Strong Profitability, with Pathway For Future Enhancement Identified Core Funded Deposit Base with 38.1% Non-Interest Bearing Deposits (EOP) Balanced Liquidity Profile – 74.8% Loan / Deposit Ratio to Support Future Loan Deployment 16

Non-GAAP Reconciliation

In thousands (except ratios)

	As of and for the three months ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Pre-Tax Pre-Provision ("PTPP") Income:					
Net income	$ 5,650	$ 6,593	$ 4,053	$ 4,781	$ 4,239
Plus: Provision for income taxes	1,751	2,088	1,263	1,498	449
Plus: Provision for (recovery of) credit losses	-	-	-	(160)	-
PTPP income	$ 7,401	$ 8,681	$ 5,316	$ 6,119	$ 4,688
PTPP Return on Average Assets:					
PTPP income	$ 7,401	$ 8,681	$ 5,316	$ 6,119	$ 4,688
Average assets	$ 1,828,037	$ 1,741,423	$ 1,660,060	$ 1,573,881	$ 1,522,735
PTPP return on average assets (1)	1.61%	1.98%	1.28%	1.58%	1.22%
Operating Net Income:					
Net income	$ 5,650	$ 6,593	$ 4,053	$ 4,781	$ 4,239
Less: Net gains (losses) on sale of securities	35	(70)	187	62	11
Less: Tax effect on sale of securities	(9)	17	(46)	(15)	(3)
Operating net income	$ 5,624	$ 6,646	$ 3,912	$ 4,734	$ 4,231
Operating PTPP Income:					
PTPP income	$ 7,401	$ 8,681	$ 5,316	$ 6,119	$ 4,688
Less: Net gains (losses) on sale of securities	35	(70)	187	62	11
Operating PTPP Income	$ 7,366	$ 8,751	$ 5,129	$ 6,057	$ 4,677
Operating PTPP Return on Average Assets:					
Operating PTPP income	$ 7,366	$ 8,751	$ 5,129	$ 6,057	$ 4,677
Average assets	$ 1,828,037	$ 1,741,423	$ 1,660,060	$ 1,573,881	$ 1,522,735
Operating PTPP Return on average assets (1)	1.60%	1.99%	1.24%	1.56%	1.22%
Operating Return on Average Asset:					
Operating net income	$ 5,624	$ 6,646	$ 3,912	$ 4,734	$ 4,231
Average assets	$ 1,828,037	$ 1,741,423	$ 1,660,060	$ 1,573,881	$ 1,522,735
Operating return on average assets (1)	1.22%	1.51%	0.95%	1.22%	1.11%

(1) Annualized.

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Non-GAAP Reconciliation In thousands (except per share data) As of and for lhe three months ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Tangible Book Vainer per Common Share (at period end): Total stockholders' equity (GAAP) $203.897 $201.918 $ 166.302 $170.425 $171.001 Le«: Intangible assets - > - - - Less: Preferred stock . 24.616 32.077 32,077 Tangible stockholders’ equity (non-GAAP) $ 203,897 $201,918 $ 141 686 $138,348 $138,924 Total shares issued and outstanding (at period-end): Class A common shares 19,991,753 18,767,541 3,889,469 3,889,469 3,889,469 Class B common shares - 1.224.212 1.224.212 1.224.212 1 224212 Total common shares outstanding 19991,753 19,991,753 5,113.681 5,113,681 5,113,681 Tangible book value per common share (non GAAP)$10.20 $1010 $27.71 J27 05 $27.17Operating Nel Income Available lo Common Stockholders: Net income (GAAP)$Les*: Preferred dividends Less: Exchange and redemption of preferred shares Net income (loss) available to common stockholders (GAAP) Add back Exchange and redemption of preferred shares Operating net income avail to common stock (non-GAAP): 1 $ 5.650%6.593 $ 4,053 $ 4.781 $ 4,239 - 542 754 781 782 - $9.585 - - - 5,650 (83.534) 3,299 4,000 3,457 - 89.585 - - - 5,650 $6.051 $ 3,299$ 4.000 $ 3,457 Allocation of operating net income per common stock class: Class A common stock Class B common stock Weighted average shares outstanding: Class A common stock Basic Diluted Class B common stock Basic Diluted$ 5,650$18913,91419.023.686$5,598S2,509S3,042S2,629$ 453$"90S958$ 82815,121,46015,187.7296,121,0526,121,0523,8$9,4693.933,6366.121,0526.121,0523,889.4693,913.2796.121.05 2 6,121,0523,887,5123,911,3226,121,0526,121,052Diluted EPS:(1)(2)(3) Class A common stock Net income (loss) per diluted share (GAAP) $ 030 $ (5.11) S 0.64 $ 0.78 S 0.67 Add back Exchange and redemption of preferred shares # A S A # 5.48 - - - Operating net income per diluted share (non-GAAP)Class B common stock $ 0.30 $ 0.37 S 0.64 $ 0.78 $ 0.67 Net income (loss) per diluted share (GAAP) $ - $ (102) $ 0.13 $ 0.16 $ 0.14 Add back Exchange and redemption of preferred shares - 109 - - Operating net income per diluted share (non GAAP) $- $0.07 $0.13 $0.16 $0.14 (1) The Company before these non-GAAP measurements are a key indicator of the ongoing earnings power of the Company. (2) For the quarter ended September 31, 2021 basic net loss per share is the same as diluted net loss per share as the inclusion of all potential common shares outstanding would have been antidilutive. (3) During the quarter ended December 31. 2021. the Company entered into agreements with the Class B shareholders to exchange all outstanding Class B non-voting stock fee Class A voting common stock at a ratio of 5 to 1. In calculating net income (loss) per diluted share for the prior, the allocation of operating net income available to common stockholders was based on the weighted average shares outstanding per common share class to the total weighted average shares outstanding during each period. The operating net income allocation was calculated using the weighted average shares outstanding of Class B common stock on a as-converted basis 18

Non-GAAP Reconciliation In thousands (except ratios) Operating Net Income Available to Common Stockholders: Year Ended December 31, 2021 2022 Net income (GAAP) $ 21,077 $ 10,820 Less: Preferred dividends 2,077 3,127 Less: Exchange and redemption of preferred shares 89.585 • Net income (loss) available to common stockholders (GAAP) (70,585) 7,693 Add back: Exchange and redemption of preferred shares 89.585 - Operating net income avail, to common stock (non-GAAP),:> $ 19.000 $ 7,693 Allocation of operating net income per common stock class: Class A common stock $ 19.000 $ 5.851 Class B common stock s • $ 1,842 Weighted average shares outstanding: Class A common stock Basic 10,507,530 3,887,480 Diluted 10,567,833 3,911,290 Class B common stock Basic • 6,121,052 Diluted • 6,121.052 Diluted EPS:(1) <J> Class A common stock Net income (loss) per diluted share (GAAP) $ (6.72) $ 1.50 Add back: Exchange and redemption of preferred shares 8 53 . Operating net income per diluted share (non-GAAP) $ 1.81 $ 1.50 Class B common stock Net income (loss) per diluted share (GAAP) $ - $ 0.30 Add back: Exchange and redemption of preferred shares • _ Operating net income per diluted share (non-GAAP) $ • $ 0.30 1. The Company believes these non-GAAP measurements are a key indicator of the ongoing earnings power of the Company 2. During the year ended December 31.2021. the Company entered into agreements with the Class B shareholders to exchange all outstanding Class B non-voting stock for Class A voting common stock at a ratio of 5 to 1. As such there are no issued and outstanding shares of Class B common stock for the year ended 2021. 19

Contact Information Lou de la Aguilera President, CEO & Director (305) 715-5186 laguilera@uscentury.com Rob Anderson Chief Financial Officer (305) 715-5393 rob.anderson@uscentury.com Investor Relations InvestorRelations@uscentury.com 20